Exhibit 10.3

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

AMENDMENT NO. 17

TO

THE A320 FAMILY PURCHASE AGREEMENT

Dated as of May 5, 2004

BETWEEN AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.)

AND

SPIRIT AIRLINES, INC.

This Amendment No. 17 to the A320 Family Purchase Agreement dated as of May 5, 2004 (this “AAmendment”), is entered into as of March 11th, 2014, by and between AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.), organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond Point Maurice Bellonte, 31700 Blagnac, France (the “USellerU”) and SPIRIT AIRLINES, INC., a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate office located at 2800 Executive Way, Miramar, Florida 33025, U.S.A. (the “UBuyerU”).

WHEREAS, the Buyer and the Seller have entered into an A320 Family Purchase Agreement, dated as of May 5, 2004, which, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended, modified or supplemented from time to time is hereinafter called the “Agreement”; and

WHEREAS, the Buyer has requested and the Seller has agreed to convert [***] A320 Group 3 Aircraft to Converted A321 Aircraft, convert [***] A320 NEO Aircraft to A321 NEO Aircraft and reschedule [***] A320 Group 3 Aircraft in accordance with the terms and conditions herein, and

WHEREAS, the Buyer and the Seller will amend certain other terms of the Agreement in consideration of the foregoing.

Exhibit 10.3

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

The capitalized terms used herein and not otherwise defined in this Amendment will have the meanings assigned to them in the Agreement. Except as used within quoted text, the terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment.

1 -	SCOPE

1.1	Additional A320 Group 3 Aircraft conversions to Converted A321 Aircraft
The Buyer’s order for Aircraft is hereby amended to increase the number of A320 Group 3 Aircraft that are converted to Converted A321 Aircraft as defined herein, from ten (10) pursuant to Amendment No. 14 to fifteen (15). A320 Group 3 Aircraft bearing CAC ID Nos. [***] are hereby converted to Converted A321 Aircraft pursuant to the terms and conditions herein.

1.2	A320 NEO Aircraft conversions to A321 NEO Aircraft
Notwithstanding the provisions of Clause 2.1.2 of the Agreement, the Buyer hereby irrevocably exercises five (5) NEO Conversion Rights on A320 NEO Aircraft bearing CAC ID Nos. [***], thereby converting them to A321 NEO Aircraft (the “2014 Converted A321 NEO Aircraft”) pursuant to the terms and conditions herein.

1.3	A320 Group 2 Aircraft and A320 Group 3 Aircraft Advancements

1.3.1
On an exceptional basis and in recognition of the Buyer’s desire to accelerate growth of its fleet of A321 aircraft, the A320 Group 3 Aircraft bearing CAC ID No. [***] which is being converted to a Converted A321 Aircraft through the execution of this Amendment No. 17, is hereby advanced from its original Scheduled Delivery Month of [***] to its new Scheduled Delivery Month of [***].

1.3.2
In order to streamline the customization process and reduce the period of time during which A320 Group 2 Aircraft and A320 Group 3 Aircraft are being delivered concurrently, the Seller hereby advances the Scheduled Delivery Month of A320 Group 2 Aircraft bearing CAC ID No. [***], from [***] to [***].

1.4	A320 Group 3 Aircraft Rescheduling
In an effort to assist the Buyer in redistributing its backlog Aircraft, the Buyer and the Seller agree to reschedule two (2) A320 Group 3 Aircraft bearing CAC ID Nos. [***], originally scheduled for delivery in [***] to [***].

For the purpose of this Amendment No.17 to the Agreement, the Aircraft mentioned in Clause 1 shall be hereinafter referred to as the “Amendment No. 17 Aircraft”.

Exhibit 10.3

2 -	AMENDMENTS

2.1	Definitions

Clause 0 of the Agreement is amended to either modify or add the terms and corresponding definitions set forth below:

A319 NEO Standard Specification – has the meaning set out in Clause 2.1.2.2

A320 Family Base Period - the average economic conditions prevailing in December 2009, January 2010, February 2010 and corresponding to a theoretical delivery in January 2011.

A320 Group 3 Aircraft – any or all of the fifteen (15) firmly ordered A320-200 model aircraft for which the delivery schedule is set forth in Clause 9.1.1.4 hereof, including the A320 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A320 Propulsion Systems installed thereon upon delivery.

A320 NEO Aircraft – any or all of the forty (40) firmly ordered A320-200N type Aircraft for which the delivery schedule is set forth in Clause 9.1.1.5 hereof.

A320 NEO Aircraft Specification - The A320 NEO Aircraft shall be manufactured in accordance with the A320 NEO Standard Specification, as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Exhibit A-4C.

A320 NEO Standard Specification means the A320-200N standard specification document Number D.000.02000N Issue 1, dated 21st December 2013, a copy of which has been annexed hereto as Exhibit A-2C.

A321 NEO Standard Specification – has the meaning set out in Clause 2.1.2.2

Base Price of the A321 Amd. 14 Airframe - as defined in Clause 3.1.1.2.10

Base Price of the Converted A321 Airframe – as defined in Clause 3.1.1.2.10

Converted A321 Aircraft – any or all of the fifteen (15) firmly ordered A321-200 model aircraft that have been converted from A320 Group 3 Aircraft and for which the delivery schedule is set forth in Clause 9.1.1.4, including the Converted A321 Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the applicable A321 Propulsion System installed thereon upon delivery.

Irrevocable SCNs – the list of SCNs set forth in Exhibits A-4D and A-4E that are irrevocably part of the A319 NEO Aircraft and A321 NEO Aircraft, respectively.

New Order Aircraft – any or all of the New Order CEO Aircraft and New Order NEO Aircraft.

Exhibit 10.3

New Order CEO Aircraft – any or all of the A320 Group 3 Aircraft and Converted A321 Aircraft.

New Order NEO Aircraft – any or all of the A320 NEO Aircraft and 2014 Converted A321 NEO Aircraft

NEO Standard Specification means individually or collectively the A319 NEO Standard Specification, the A320 NEO Standard Specification or the A321 NEO Standard Specification, as applicable.

Sharklets - a new large wingtip device, designed to enhance the eco-efficiency and payload range performance of the A320 family aircraft, and which are fitted on the NEO Aircraft and are part of the A320 NEO Standard Specification or the Irrevocable SCNs, as applicable.

Specification – any or all of the A319 Aircraft Iss. 7 Specification, A319 Specification, A320 Aircraft Iss 7. Specification, A320 Aircraft Iss. 8 Specification, A320 Specification, A320 NEO Aircraft Specification, A321 Aircraft Iss. 5 Specification and A321 Specification, as the context may require.

Standard Specification – any or all of the A319 Aircraft Iss. 7 Standard Specification, A319 Standard Specification, A320 Aircraft Iss. 7 Standard Specification, A320 Aircraft Iss. 8 Standard Specification, A320 Standard Specification, A320-200N standard specification Iss. 1, A321 Aircraft Iss. 5 Standard Specification and A321 Standard Specification, as applicable.”

Exhibit 10.3

2.2	Specification

2.2.1	Clause 2.1 of the Agreement is deleted in its entirety and replaced with the following quoted text:

QUOTE

2.1 Aircraft Specification

2.1.1	The Aircraft will be manufactured in accordance with the following Specifications:

Aircraft	Specification
A319 Aircraft	A319 Specification
A319 NEO Aircraft	A319 Aircraft Iss. 7 Specification
A320 Aircraft	A320 Specification
A320 Group 1 Aircraft	A320 Aircraft Iss. 7 Specification
A320 Group 2 Aircraft, A320 Group 3 Aircraft	A320 Aircraft Iss. 8 Specification
A320 NEO Aircraft	A320 NEO Aircraft Specification
A321 Aircraft	A321 Specification
A321 Amd 14 Aircraft	A321 Aircraft Iss. 5 Specification
Converted A321 Aircraft	A321 Aircraft Iss. 5 Specification
A321 NEO Aircraft	A321 Aircraft Iss. 5 Specification

2.1.2 A319 and A321 NEO Aircraft Specification

2.1.2.1 New Engine Option

The Seller is currently developing a new engine option (the “New Engine Option” or “NEO”), applicable to the A319/A321 aircraft. The specification of:

(i)    The A319 NEO Aircraft shall be derived from the A319 Aircraft Iss. 7 Standard Specification and based on the A319 NEO Propulsion Systems, and

(ii)    INTENTIONALLY LEFT BLANK

(iii)    the A321 NEO Aircraft shall be derived from the A321 Aircraft Iss. 5 Standard Specification and based on the A321 NEO Propulsion Systems.

In addition, each such specification shall also include Sharklets, required airframe structural adaptations and Aircraft systems and software adaptations required to operate such New Engine Option Aircraft. The foregoing is currently reflected in the Irrevocable SCNs listed in Exhibits, A-4D and A-4E, the implementation of which is hereby irrevocably accepted by the Buyer.

Exhibit 10.3

2.1.2.2 Notwithstanding the foregoing, upon the freeze of the technical configuration applicable to the combination of the respective CEO Standard Specification(s) and the corresponding Irrevocable SCNs, the Seller shall issue respectively an A319-100N Standard Specification Issue 1 (the “A319 NEO Aircraft Standard Specification”) and an A321-200N Standard Specification Issue 1 (the “A321 NEO Aircraft Standard Specification”), which shall each automatically supersede the combination of the respective CEO Standard Specification(s) and the corresponding Irrevocable SCNs. The A319 NEO Aircraft and the A321 NEO Aircraft shall be manufactured in accordance with each such Issue 1 of the A319 NEO Aircraft Standard Specification and A321 NEO Aircraft Standard Specification, as applicable, as may already have been modified or varied at the date of this Agreement by the Specification Change Notices listed in Exhibit A4-D and Exhibit A-4E.

2.1.2.3 A319 NEO and A321 NEO Weights

The New Engine Option shall modify the design weights of the respective CEO Standard Specifications as follows:

	A319-100	A321-200
MTOW	[***]	[***]
MLW	[***]	[***]
MZFW	[***]	[***]

The estimated basic Manufacturer’s Weight Empty (MWE) of the respective CEO Standard Specifications § 13-10.01.00 shall be modified as follows:

Propulsion Systems as per Clause 2.3	A319-100	A321-200
PW	[***]	[***]

It is agreed and understood that the above weights may be updated in each of the A319 NEO Standard Specification and A321 NEO Standard Specification.

UNQUOTE

Exhibit 10.3

2.2.1.1	EXHIBIT A-4C to the Agreement is deleted in its entirety and is replaced with the Exhibit A-4C set forth hereto.

2.2.1.2	EXHIBIT A-4E to the Agreement is deleted in its entirety and is replaced with the Exhibit A-4E set forth hereto.

Exhibit 10.3

2.3	PRICE
Clause 3.1 and 3.2 of the Agreement are hereby deleted in their entirety and are replaced with the following quoted text:

QUOTE

3 -	PRICE

3.1	Base Price of the Aircraft

3.1.1	The Base Price of each applicable Aircraft is the sum of:

(i)    The Base Price of the applicable Airframe, and

(ii)    the Base Price of the applicable Propulsion Systems for the Aircraft.

3.1.1.2	Base Price of the Airframe

3.1.1.2.1	INTENTIONALLY LEFT BLANK

3.1.1.2.2	INTENTIONALLY LEFT BLANK

3.1.1.2.3	INTENTIONALLY LEFT BLANK

3.1.1.2.4	INTENTIONALLY LEFT BLANK

3.1.1.2.5	A320 Group 2 Airframe and A320 Group 3 Airframe

The “Base Price of the A320 Group 2 Airframe” and the “Base Price of the A320 Group 3 Airframe” is the sum of the Base Prices set forth below in (i) and (ii):

(i)
The Base Price of the A320 Group 2 Airframe and the Base Price of the A320 Group 3 Airframe, as defined in the A320 Aircraft Iss. 8 Standard Specification (excluding Buyer Furnished Equipment and SCNs) including nacelles and thrust reversers, which is:

US$ [***]
(US dollars–[***]), and

Exhibit 10.3

(ii)	the sum of the base prices of any and all SCNs set forth in Exhibit A-4B, which is:

US$ [***]
(US dollars–[***])

The Base Price of the A320 Group 2 Airframe and the Base Price of the A320 Group 3 Airframe have been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.2.6	Base Price of the A320 NEO Airframe

The “Base Price of the A320 NEO Airframe” is the sum of the following base prices:

(i)	The base price of the A320 NEO Airframe as defined in the A320 NEO Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [***]
(US dollars–[***]), and

(ii)	the sum of the base prices of any and all SCNs set forth in Exhibit A-4C, which is:

US$ [***]
(US dollars–[***]), and

The Base Price of the A320 NEO Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.2.7	The “Base Price of the A319 NEO Airframe” is the sum of the following base prices:

(i)	The base price of the A319 NEO Airframe as defined in the A319 Aircraft Iss. 7 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [***]
(US dollars–[***]), and

(ii)	the sum of the base prices of any and all SCNs (other than Irrevocable SCNs to the extent included in Clause (iii) below) set forth in Exhibit A-4D, which is:

US$ [***]
(US dollars–[***]), and

Exhibit 10.3

(iii)	the sum of the base prices of the Irrevocable SCNs set forth in Exhibit A-4D, which is the sum of:

(a)	The base price of the New Engine Option:

US$ [***]
(US dollars–[***]), and

(b)	The base price of the Sharklets:

US$ [***]
(US dollars–[***])

The Base Price of the A319 NEO Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.2.8	Base Price of the A321 NEO Airframe

The “Base Price of the A321 NEO Airframe” is the sum of the following base prices:

(i)	The base price of the A321 NEO Airframe as defined in the A321 Aircraft Iss. 5 Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers, which is:

US$ [***]
(US dollars–[***]), and

(ii)	the sum of the base prices of any and all SCNs (other than Irrevocable SCNs to the extent included in Clause (iii) below) set forth in Exhibit A-4E, which is:

US$ [***]
(US dollars–[***]), and

(iii)	the sum of the base prices of the Irrevocable SCNs set forth in Exhibit A-4E, which is the sum of:

(a)	the base price of the New Engine Option:

US$ [***]
(US dollars–[***]), and

(b)	the base price of the Sharklets:

US$ [***]
(US dollars–[***])

Exhibit 10.3

The Base Price of the A321 NEO Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.2.9
It is hereby agreed and understood between the parties that, upon issuance of the respective Issue 1.0 of the A319 NEO Standard Specification(s) and the A321 NEO Standard Specification, the Airframe Base Price reflecting the Airframe as defined in each such Standard Specification(s) shall correspond to the sum of (i) and (ii) as set forth in respectively Clauses 3.1.1.2.7 and 3.1.1.2.8 above, as applicable

3.1.1.2.10	A321 Amd 14 Airframe and Converted A321 Airframe

The Base Price of the A321 Amd 14 Airframe or the Converted A321 Airframe, as applicable, is the sum of the following Base Prices:

(i)
The Base Price of the A321 Amd 14 Airframe or the Converted A321 Airframe, as applicable, as defined in the A321 Aircraft Iss. 5 Standard Specification (excluding Buyer Furnished Equipment and SCNs), at delivery conditions prevailing in January 2011, which is:

US $ [***]
(US dollars—[***]), and

(ii)	The Base Price of anticipated SCNs for the A321 Amd 14 Aircraft and the Converted A321 Aircraft as set forth in Exhibit A-4F, at delivery conditions prevailing in January 2011, which is:

US $ [***]
(US dollars—[***]).

The Base Price of the A321 Amd 14 Airframe and the Converted A321 Airframe has been established in accordance with the average economic conditions prevailing in the A320 Family Base Period.

3.1.1.3	Base Price of the Propulsion Systems

3.1.1.3.1	INTENTIONALLY LEFT BLANK

3.1.1.3.2	A320 Propulsion Systems

The Base Price of the IAE V2527-A5 Propulsion Systems, at delivery conditions prevailing in January 2011, is:

Exhibit 10.3

US $[***]
(US dollars – [***])

Said Base Price has been calculated from the Reference Price for the A320 Propulsion Systems indicated by International Aero Engines of US $[***] (US dollars – [***]) in accordance with delivery conditions prevailing in January 2006.

3.1.1.3.3	A321 Propulsion Systems

The Base Price of the IAE V2533-A5 Propulsion Systems for the A321 Aircraft, at delivery conditions prevailing in January 2011, is:

US $[***]
(US dollars – [***])

Said Base Price has been calculated from the Reference Price for the A321 Propulsion Systems indicated by International Aero Engines of US $[***] (US dollars – [***]) in accordance with delivery conditions prevailing in January 2006.

3.1.1.3.4	INTENTIONALLY LEFT BLANK

3.1.1.3.5	The base price (the “PW1127G-JM Base Price”) of a set of two (2) Pratt & Whitney PW1127G-JM engines, at delivery conditions prevailing in January 2011 is:

US$ [***]
(US dollars–[***]).

Said base price has been calculated from the reference price (the “PW1127G-JM Reference Price”) indicated by the NEO Propulsion System Manufacturer of US$ [***] (US dollars–[***]) in accordance with the delivery conditions prevailing in January 2010.

3.1.1.3.6
Notwithstanding the foregoing, the Propulsion Systems Reference Prices correspond to the thrust ratings defined for the respective Propulsion Systems in Clause 2.3.2 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

\

3.1.1.3.7	INTENTIONALLY LEFT BLANK

3.1.1.3.8	The base price (the “PW1124G-JM Base Price”) of a set of two (2) Pratt & Whitney PW1124G-JM engines, at delivery conditions prevailing in January 2011 is:

US$ [***]
(US dollars–[***]).

Exhibit 10.3

Said base price has been calculated from the reference price (the “PW1124G-JM Reference Price”) indicated by the NEO Propulsion System Manufacturer of US$ [***] (US dollars–[***]) in accordance with the delivery conditions prevailing in January 2010.

3.1.1.3.9
Notwithstanding the foregoing, the Propulsion Systems Reference Prices correspond to the thrust ratings defined for the respective Propulsion Systems in Clause 2.3.2 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

3.1.1.3.10	INTENTIONALLY LEFT BLANK

3.1.1.3.11	The base price (the "PW1133G-JM Base Price") of a set of two (2) Pratt & Whitney PW1133G-JM engines, at delivery conditions prevailing in January 2011 is:

US$ [***]
(US dollars-[***]).

Said base price has been calculated from the reference price (the "PW1133G-JM Reference Price") indicated by the Propulsion System Manufacturer of US$ [***] (US dollars-[***]) in accordance with delivery conditions prevailing in January 2010.

3.1.1.3.12
Notwithstanding the foregoing, the Propulsion Systems Reference Prices correspond to the thrust ratings defined for the respective Propulsion Systems in Clause 2.3.2 and may be revised to reflect thrust rating adjustments upon final NEO specification freeze.

3.2	Final Contract Price

3.2.1	INTENTIONALLY LEFT BLANK

3.2.2	INTENTIONALLY LEFT BLANK

3.2.3	INTENTIONALLY LEFT BLANK

3.2.4	The Final Contract Price of an A320 Group 2 Aircraft, A320 Group 3 Aircraft, A321 Amd 14 Aircraft or Converted A321 Aircraft will be the sum of:

(i)
The Base Price of the A320 Group 2 Airframe, A320 Group 3 Airframe, A321 Amd 14 Airframe or Converted A321 Airframe, as applicable, as adjusted to the Delivery Date of such Aircraft, in accordance with the Seller Price Revision Formula 2011;

Exhibit 10.3

(ii)
the price of any SCNs for the A320 Group 2 Aircraft, A320 Group 3 Aircraft, A321 Amd 14 Aircraft or Converted A321 Aircraft, as applicable, entered into after the date of signature of this Agreement, as adjusted to the Delivery Date of such Aircraft, in accordance with the Seller Price Revision Formula 2011;

(iii)
the Reference Price of the A320 Propulsion Systems constituting a part of such A320 Group 2 Aircraft or A320 Group 3 Aircraft, or the A321 Propulsion System constituting a part of such A321 Amd 14 Aircraft or Converted A321 Aircraft, as applicable, and as adjusted to the Delivery Date of such Aircraft, in accordance with the Propulsion Systems Price Revision Formula;

(iv)
the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; and

(v)
any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A320 Group 2 Aircraft, A320 Group 3 Aircraft, A321 Amd 14 Aircraft or Converted A321 Aircraft, as applicable.”

3.2.5	The Final Contract Price of an A320 NEO Aircraft will be the sum of:

(i)	The Base Price of the A320 NEO Airframe, as adjusted to the Delivery Date of such A320 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(ii)
the price of any SCNs for the A320 NEO Aircraft entered into after the date of signature of this Amendment, as adjusted to the Delivery Date of such A320 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(iii)	the Propulsion Systems Reference Price, as adjusted to the Delivery Date of such A320 NEO Aircraft in accordance with the relevant Propulsion Systems Price Revision Formula;

(iv)
the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A320 NEO Aircraft.

Exhibit 10.3

3.2.6	The Final Contract Price of an A319 NEO Aircraft will be the sum of:

(i)	The Base Price of the A319 NEO Airframe, as adjusted to the Delivery Date of such A319 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(ii)
the price of any SCNs for the A319 NEO Aircraft entered into after the date of signature of this Amendment, as adjusted to the Delivery Date of such A319 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(iii)	the Propulsion Systems Reference Price, as adjusted to the Delivery Date of such A319 NEO Aircraft in accordance with the relevant Propulsion Systems Price Revision Formula;

(iv)
the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the A319 NEO Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A319 NEO Aircraft.

3.2.7	The Final Contract Price of an A321 NEO Aircraft will be the sum of:

(i)	The Base Price of the A321 NEO Airframe, as adjusted to the Delivery Date of such A321 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(ii)
the price of any SCNs for the A321 NEO Aircraft entered into after the date of signature of this Amendment, as adjusted to the Delivery Date of such A321 NEO Aircraft in accordance with the Seller Price Revision Formula 2011;

(iii)	the Propulsion Systems Reference Price, as adjusted to the Delivery Date of such A321 NEO Aircraft in accordance with the relevant Propulsion Systems Price Revision Formula;

(iv)
the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the A321 NEO Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; and

(v)	any other amount resulting from any other provisions of this Agreement and/or any other written agreement between the Buyer and the Seller relating to the A321 NEO Aircraft.
UNQUOTE

Exhibit 10.3

2.4	Payment terms

2.4.1	Clause 5.2.2 of the Agreement is deleted in its entirety and is replaced with the following:

QUOTE

5.2.2 Predelivery Payments References Prices

5.2.2.1 INTENTIONALLY LEFT BLANK

5.2.2.2 The fixed Predelivery Payment Reference Price for the A320 Group 2 Aircraft is

US $[***]
(US dollars — [***])

5.2.2.3 The Predelivery Payment Reference Price for the A320 Group 3 Aircraft, A321 Amd 14 Aircraft, A321 Converted Aircraft and the NEO Aircraft is defined as:

A =    [***]

where

A =    the Predelivery Payment Reference Price for an A320 Group 3 Aircraft, A321 Amd 14 Aircraft, A321 Converted Aircraft and the NEO Aircraft to be delivered in calendar year T.

Pb =    the Base Price of the relevant A320 Group 3 Aircraft, A321 Amd 14 Aircraft, A321 Converted Aircraft and the NEO Aircraft as defined in Clause 3 of the Agreement.

N =    T - [***].

T =    the year of delivery of the relevant A320 Group 3 Aircraft, A321 Amd 14 Aircraft, A321 Converted Aircraft and the NEO Aircraft.

UNQUOTE

2.4.2	Predelivery Payments

2.4.2.1
Prior to signature of this Amendment No. 17 to the Agreement, the Buyer has paid and the Seller has received Predelivery Payments amounting to US$ [***] (US dollars [***]) in respect of the Amendment 17 Aircraft.

Exhibit 10.3

2.4.2.2	Upon signature of this Amendment No. 17 to the Agreement, the Predelivery Payments due in respect of the Amendment No. 17 Aircraft are detailed under the “Due Predelivery Payments” column in table 1.

Aircraft	CAC ID	Converted/Advanced/Rescheduled	Due Predelivery Payments
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
A320	[***]	[***]	[***]
Total			[***]

Table 1

Exhibit 10.3

2.5    Delivery

2.5.1	Clauses 9.1.1.3, 9.1.1.4 and 9.1.1.5 of the Agreement are deleted in their entirety and are replaced with the following quoted text:

QUOTE

9.1.1.3 The Scheduled Delivery Months for the A320 Group 2 Aircraft are as follows:

Year	Delivery Period	Aircraft	CAC ID
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]

Exhibit 10.3

9.1.1.4 The Scheduled Delivery Quarters for the A320 Group 3 Aircraft, A321 Amd 14 Aircraft and the Converted A321 Aircraft are as follows:

Exhibit 10.3

Year	Delivery Period	Aircraft	CAC ID
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]

Exhibit 10.3

9.1.1.5 The Scheduled Delivery Quarters for the NEO Aircraft are as follow:

Year	Delivery Period	Aircraft	CAC ID
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

Exhibit 10.3

[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

2.5.2	For ease of reference, Clause 9.1.1.7 in the quoted text below is hereby added to the Agreement.

QUOTE

9.1.1.7 As of the date of signature of this Amendment No. 17, the Delivery Schedule for the Aircraft is:

Year	Delivery Period	Aircraft	CAC ID
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 2 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]

Exhibit 10.3

[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A321 Amd 14 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	Converted A321 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 Group 3 Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]

Exhibit 10.3

[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	2014 Converted A321 NEO Aircraft	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	2013 Converted Aircraft (A321 NEO)	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]
[***]	[***]	A320 NEO Aircraft	[***]

3 -	PROPULSION SYSTEMS COMMERCIAL TERMS

The Buyer shall remain solely responsible for notifying the Propulsions Systems manufacturers of the new Delivery Schedules set forth in Clauses 9.1.1.3, 9.1.1.4, 9.1.1.5 and of the conversions of A320 Group 3 Aircraft and A320 NEO Aircraft to Converted A321 Aircraft and 2014 Converted A321 NEO Aircraft respectively. The Buyer shall hold the

Exhibit 10.3

Seller harmless of any consequences resulting from the Buyer and the Propulsion Systems Manufacturers’ failure to reach an agreement to revised commercial terms that may be required as a result of the terms of this Amendment No. 17.

4 -	CONDITION PRECEDENT

It is a condition precedent to the effectiveness of this Amendment No. 17 to the Agreement that by close of business on date of signature of this Amendment No. 17 the Buyer shall pay to the Seller:

US$ [***]
(US dollars [***])

in Predelivery Payments, due in respect of the Amendment No.17 Aircraft.

5 -	EFFECT OF THE AMENDMENTU

5.1
The Agreement as amended by this Amendment contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written between the Buyer and the Seller.

5.2	The Agreement will be deemed amended to the extent provided in this Amendment and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

6 -	UCONFIDENTIALITYU

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

7 -	GOVERNING LAWU

7.1
THIS AMENDMENT AND THE AGREEMENTS CONTEMPLATED HEREIN WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

7.2	IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

Exhibit 10.3

8 -	UCOUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed will be an original, but all such counterparts will together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

Exhibit 10.3

IN WITNESS WHEREOF, the parties have caused this Amendment to be signed by their respective officers thereunto duly authorized as of the day and year first above written.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey

Its: SVP Contracts

SPIRIT AIRLINES, INC.

By: /s/ Edward M. Christie

Its: SVP and CFO

Exhibit 10.3

EXHIBIT A-2C

A320-200N Standard Specification Iss. 1
has been provided to the Buyer separately

Exhibit 10.3

APPENDIX A-4C

SPIRIT AIRLINES A320NEO CUSTOMIZATION BUDGET PROPOSAL
Based on A320-200N Standard Spec Issue 1.0
New Engine Option (NEO) A320-200

LIST OF ADDITIONAL SCNS
NB: Certain options from the currently available Airbus catalogues may not be applicable and/or certified for Aircraft equipped with New Engine Option in 2016 and 2017.		A320-200N
ATA	TITLE	SCN Budget $US DC01/11 per aircraft	Estimated BFE Budget $US DC01/11 per aircraft
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

	TOTAL OF ADDITIONAL SCNS AND ESTIMATED BFE BUDGET - $US DC01/2011 PER AIRCRAFT	[***]	[***]

(**) : The indicated thrust is the Airbus Equivalent Thrust at Mach number 0.25 / ISA +15C / sea level thrust divided by 0.8 (representative of sea level aircraft performance).
It may differ from the nominal thrust that will be eventually indicated by the engine manufacturer.

Exhibit 10.3

APPENDIX A-4E

SPIRIT AIRLINES - Customization budget proposal
A321-200 NEO
Based on A321-200 Standard Specification issue 5.0 dated June 2011

LIST OF IRREVOCABLE SCNS ASSOCIATED WITH THE NEO OPTIONS
NB: These options shall be irrevocably part of the A321 NEO specification		A321-200 NEO with CFM LEAP-1A	A321-200 NEO with PW1100G-JM
ATA	TITLE	SCN Budget $US DC01/11 per aircraft	SCN Budget $US DC01/11 per aircraft
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
	TOTAL OF IRREVOCABLE SCNS - $US DC01/2011 PER AIRCRAFT	[***]	[***]

LIST OF ADDITIONAL SCNS
NB: Certain options from this list and currently available Airbus catalogues may not be applicable and/or certified for Aircraft equipped with New Engine Option in 2016 and 2017.		A321-200 NEO
ATA	TITLE	A321-200 NEO SCNs $US DC01/11 per aircraft	Estimated BFE Budget $US DC01/11 per aircraft
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

	TOTAL OF SCNS AND ESTIMATED BFE BUDGET - $US DC01/2011 PER AIRCRAFT	[***]	[***]

	GRAND TOTAL SCN FOR A321-200 EQUIPPED WITH NEO PER A/C (DC / 2011)	[***]	[***]

(*) : MLW and MZFW are indicative design weights representative of the A321-200 with NEO option. NEO design weights shall be updated with the final specification
(**) : The indicated thrust is the Airbus Equivalent Thrust at Mach number 0.25 / ISA +15C / sea level thrust divided by 0.8 (representative of sea level aircraft performance).
It may differ from the nominal thrust that will be eventually indicated by the engine manufacturer.

Exhibit 10.3

LETTER AGREEMENT NO. 1

TO

AMENDMENT NO. 17

As of March 11th, 2014

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: PURCHASE INCENTIVES

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”) have entered into Amendment No. 17, of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the “Agreement”), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 1 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	AMENDMENTS

1.1	CREDIT MEMORANDUMS
Paragraph 1.1 of Letter Agreement No. 1 to Amendment No. 14 is deleted in its entirety and is replaced with the following quoted text.

QUOTE

Exhibit 10.3

1.1 A320 Group 3 Aircraft

1.1.1 In consideration of the Buyer’s order for [***] A321 Amd 14 Aircraft, upon delivery of each A320 Group 3 Aircraft and 2014 Converted A321 NEO Aircraft, the Seller will provide the Buyer with a [***].

1.1.2 [***]

1.1.3 [***]

UNQUOTE

1.2	SAVE CREDIT

Paragraph No. 6 of Letter Agreement No .1 to the Agreement as amended by Paragraph No. 3.2 of Letter Agreement No. 1 to Amendment No. 14 to the Agreement is deleted in its entirety and replaced by the following quoted text:

QUOTE

6    [***].

6.1	[***].

6.2	[***].

6.3	The Save Credit will be deemed an A320 Group 3 Aircraft and Converted A321 Aircraft Credit Memoranda as set forth in Paragraph 2 of this Letter Agreement.

UNQUOTE

2	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

Exhibit 10.3

3	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

4	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

5	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

Exhibit 10.3

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey

Its: SVP Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Edward M. Christie

Its: SVP and CFO

Exhibit 10.3

LETTER AGREEMENT NO. 2

TO

AMENDMENT NO. 17

As of March 11th, 2014

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: Payment Terms

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”) have entered into Amendment No. 17, of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the “Agreement”), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 2 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	AMENDMENTS

Clause 5.2.3 is deleted in its entirety and is replaced with the following quoted text:

QUOTE

5.2.3 A. INTENTIONALLY LEFT BLANK

Exhibit 10.3

B. Predelivery Payments for the A320 Group 2 Aircraft will be paid according to the following schedule:

Payment Date		Percentage of Predelivery Payment Reference Price
1st Payment	Upon Signature of Amendment No. 4 to the Agreement, in respect of each A320 Group 2 Aircraft	[***]
No later than the [***] Working Day of the following months:
2nd Payment	The [***] month before the Scheduled Delivery Month of each A320 Group 2 Aircraft as set forth in this Agreement.	[***]
3rd Payment	The [***] month before the Scheduled Delivery Month of each A320 Group 2 Aircraft as set forth in this Agreement.	[***]
4th Payment	The [***] month before the Scheduled Delivery Month of each A320 Group 2 Aircraft as set forth in this Agreement.	[***]
5th Payment	The [***] month before the Scheduled Delivery Month of each A320 Group 2 Aircraft as set forth in this Agreement.	[***]
6th Payment	The [***] month before the Scheduled Delivery Month of each A320 Group 2 Aircraft as set forth in this Agreement.	[***]
TOTAL PAYMENT PRIOR TO DELIVERY		[***]

Exhibit 10.3

C. Predelivery Payments for each A320 Group 3 Aircraft, A321 Amd 14 Aircraft and Converted A321 Aircraft will be paid to the Seller according to the following schedule:

Payment Date		Percentage of Predelivery Payment Reference Price
1st Payment	Upon the Effective Date (as such term is defined in Letter Agreement No. 8 to the Amendment) in respect of each A320 Group 3 Aircraft	[***]
No later than the [***] Working Day of the following months:
2nd Payment	The [***] month before the Scheduled Delivery Month of each A320 Group 3 Aircraft as set forth in this Agreement.	[***]
3rd Payment	The [***] month before the Scheduled Delivery Month of each A320 Group 3 Aircraft as set forth in this Agreement.	[***]
4th Payment	The [***] month before the Scheduled Delivery Month of each A320 Group 3 Aircraft as set forth in this Agreement.	[***]
5th Payment	The [***] month before the Scheduled Delivery Month of each A320 Group 3 Aircraft as set forth in this Agreement.	[***]
6th Payment	The [***] month before the Scheduled Delivery Month of each A320 Group 3 Aircraft as set forth in this Agreement.	[***]
TOTAL PAYMENT PRIOR TO DELIVERY		[***]

Exhibit 10.3

D. Predelivery Payments for each NEO Aircraft will be paid to the Seller according to the following schedule:

Payment Date		Percentage of Predelivery Payment Reference Price
1st Payment	On signature of Amendment No. 11 to the Agreement in respect of each NEO Aircraft	[***]
2nd Payment	January 2, 2013	[***]
3rd Payment	January 2, 2014	[***]
4th Payment	January 2, 2015	[***]
No later than the [***] Working Day of the following months:
5th Payment	The [***] month before the Scheduled Delivery Month of each A320 NEO Aircraft as set forth in this Agreement.	[***]
6th Payment	The [***] month before the Scheduled Delivery Month of each A320 NEO Aircraft as set forth in this Agreement.	[***]
7th Payment	The [***] month before the Scheduled Delivery Month of each A320 NEO Aircraft as set forth in this Agreement.	[***]
8th Payment	The [***] month before the Scheduled Delivery Month of each A320 NEO Aircraft as set forth in this Agreement.	[***]
TOTAL PAYMENT PRIOR TO DELIVERY		[***]

In the event of the above schedules resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

Exhibit 10.3

2	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

3	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

4	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

5	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

Exhibit 10.3

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey

Its: SVP Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Edward M. Christie

Its: SVP and CFO

Exhibit 10.3

LETTER AGREEMENT NO. 3

TO

AMENDMENT NO. 17

As of March 11th, 2014

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: SUPPORT MATTERS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”) have entered into Amendment No. 17, of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the “Agreement”), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 3 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	AMENDMENT

1.1	Appendix A-1 to Clause 16 of the Agreement is deleted in its entirety and replaced by the revised Appendix A-1 set forth hereto.

Exhibit 10.3

APPENDIX “A-1” TO CLAUSE 16

TRAINING ALLOWANCES

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of ninety-five (95) additional Aircraft made up of fifteen (15) A320 Group 3 Aircraft, fifteen (15) Converted A321 Aircraft, fifteen (15) A321 Amd 14 Aircraft, forty (40) A320 NEO Aircraft and ten (10) A321 NEO Aircraft, unless otherwise specified. For the purposes of this Appendix A-1, the defined term “Aircraft” is limited to the fifteen (15) A320 Group 3 Aircraft, fifteen (15) Converted A321 Aircraft, fifteen (15) A321 Amd 14 Aircraft, forty (40) A320 NEO Aircraft and ten (10) A321 NEO Aircraft.

The contractual training courses defined in this Appendix A-1 will be provided up to [***] of the last firmly ordered Aircraft delivered under this Agreement.

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A-1 will be provided by the Seller [***] before and ending [***].

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training

The Seller will provide to the Buyer [***] flight crew training (standard transition course) for [***] of the Buyer’s flight crews per firmly ordered A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft and [***] of the Buyer’s flight crews per firmly ordered A321 Amd 14 Aircraft.

The Seller will provide to the Buyer [***]of dry simulator time in consideration of the Buyer’s order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer [***] of dry simulator time in consideration of the Buyer’s order for firmly ordered A321 Amd 14 Aircraft.

1.2	Low Visibility Operations Training

The Seller will provide [***] Low Visibility Operations Training for [***] flight crews per firmly ordered A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft and [***] flight crews per firmly ordered A321 Amd 14 Aircraft.

Exhibit 10.3

1.3	Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot Instructor (s) [***] for a period of [***] pilot instructor [***] in consideration of the Buyer’s order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer pilot Instructor (s) [***] for a period of [***] pilot instructor [***] in consideration of the Buyer’s order for A321 Amd 14 Aircraft.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot instructors present at any one time will be limited to [***] pilot instructors.

1.4	Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [***] type specific training for cabin crews for [***] of the Buyer’s cabin crew instructors, pursers or cabin attendants in consideration of the Buyer’s order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer [***] type specific training for cabin crews for [***] of the Buyer’s cabin crew instructors, pursers or cabin attendants in consideration of the Buyer’s order for A321 Amd 14 Aircraft.

1.5        Airbus Pilot Instructor Course (APIC)

The Seller will provide to the Buyer transition Airbus pilot instructor course(s) (APIC), for flight and synthetic instruction, [***] for the Buyer’s personnel [***] for [***] of the Buyer’s flight instructors in consideration of the Buyer’s order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer transition Airbus pilot instructor course(s) (APIC), for flight and synthetic instruction, [***] for the Buyer’s personnel [***] for [***] of the Buyer’s flight instructors in consideration of the Buyer’s order for A321 Amd 14 Aircraft.

APIC courses will be performed in groups of [***] trainees.

2	PERFORMANCE / OPERATIONS COURSE(S)

Exhibit 10.3

The Seller will provide to the Buyer [***] trainee [***] of performance / operations training [***] for the Buyer’s personnel in consideration of the Buyer’s order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer [***] trainee [***] of performance / operations training [***] for the Buyer’s personnel in consideration of the Buyer’s order for A321 Amd 14 Aircraft.

3	MAINTENANCE TRAINING

3.1
The Seller will provide to the Buyer [***] trainee [***] of maintenance training [***] for the Buyer’s personnel in consideration of the Buyer’s order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer [***] trainee [***] of maintenance training [***] for the Buyer’s personnel in consideration of the Buyer’s order for A321 Amd 14 Aircraft.

3.2	The Seller will provide to the Buyer [***] Engine Run-up course.

4	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1
For instruction at the Seller’s Training Centers: [***] day of instruction for [***] trainee equals [***] trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2
For instruction outside of the Seller’s Training Centers: [***] day of instruction by [***] Seller Instructor equals the actual number of trainees attending the course or a minimum of [***] trainee days, except for structure maintenance training course(s).

4.3
For structure maintenance training courses outside the Seller’s Training Center(s), [***] day of instruction by [***] Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4
For practical training, whether on training devices or on aircraft, [***] day of instruction by [***] Seller Instructor equals the actual number of trainees attending the course or a minimum of [***] trainee days.

Exhibit 10.3

15 -	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

16 -	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

17 -	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

18 -	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

Exhibit 10.3

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey

Its: SVP Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Edward M. Christie

Its: SVP and CFO

Exhibit 10.3

LETTER AGREEMENT NO. 4

TO

AMENDMENT NO. 17

As of March 11th, 2014

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: MISCELLANEOUS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”) have entered into Amendment No. 17, of even date herewith (the “Amendment”), to the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended from time to time (the “Agreement”), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement No. 4 to the Amendment (the “Letter Agreement”) certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Letter Agreement will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Letter Agreement.

Both parties agree that this Letter Agreement will constitute an integral, nonseverable part of said Amendment, that the provisions of said Amendment are hereby incorporated herein by reference, and that this Letter Agreement will be governed by the provisions of said Agreement, except that if the Agreement, the Amendment and this Letter Agreement have specific provisions which are inconsistent, the specific provisions contained in this Letter Agreement will govern.

1	AMENDMENT

1.4    Aircraft Non-Delivery

Paragraph 1 of Letter Agreement No. 4 to Amendment No. 11 to the Agreement as amended by Paragraph 1.4 of Letter Agreement No.3 to Amendment No. 14 to the Agreement is deleted in its entirety and replaced by the following quoted text:

Exhibit 10.3

“1    AIRCRAFT NON-DELIVERY

[***]

2	ASSIGNMENT

This Letter Agreement and the rights and obligations of the parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

3	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

4	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

5	COUNTERPARTS

This Letter Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

Exhibit 10.3

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey

Its: SVP Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Edward M. Christie

Its: SVP and CFO

Exhibit 10.3

AMENDED AND RESTATED LETTER AGREEMENT NO. 1

TO

AMENDMENT NO. 17

As of April 27, 2016

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: PURCHASE INCENTIVES

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”) have entered into the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended, supplemented or otherwise modified to and including the date hereof (the “Agreement”), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

This amended and restated Letter Agreement No. 1 to Amendment No. 17 to the Agreement (hereinafter referred to as the “Amended and Restated Letter Agreement No. 1 to Amendment No. 17”) cancels and replaces the Letter Agreement No. 1 to Amendment No. 17 entered into between the Buyer and the Seller on August 21st, 2015.

The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 1 to Amendment No. 17 certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Amended and Restated Letter Agreement No. 1 to Amendment No. 17 will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amended and Restated Letter Agreement No. 1 to Amendment No. 17.

Both Parties agree that this Amended and Restated Letter Agreement No. 1 to Amendment No. 17 will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amended and Restated Letter Agreement No. 1 to Amendment No. 17 will be governed by the provisions of said Agreement, except that if the Agreement and this Amended and Restated Letter Agreement No. 1 to Amendment No. 17 have specific provisions which are inconsistent, the specific provisions contained in this Amended and Restated Letter Agreement No. 1 to Amendment No. 17 will govern.

Exhibit 10.3

1	AMENDMENTS

1.1	CREDIT MEMORANDUMS

Paragraph 1.1 of Letter Agreement No. 1 to Amendment No. 14 is deleted in its entirety and is replaced with the following quoted text.

QUOTE

1.1     A320 Group 3 Aircraft

1.1.1	In consideration of the Buyer’s order for [***] A321 Amd 14 Aircraft, upon delivery of each A320 Group 3 Aircraft, the Seller will provide the Buyer with [***].

1.1.2	[***]

1.1.3	[***]

UNQUOTE

1.2	SAVE CREDIT

Paragraph No. 6 of Letter Agreement No .1 to Amendment No. 11 to the Agreement as amended by Paragraph No. 3.2 of Letter Agreement No. 1 to Amendment No. 14 to the Agreement is deleted in its entirety and replaced by the following quoted text:

QUOTE

6    SAVE CREDIT

6.1	[***].

6.2	[***].

6.3	The Save Credit will be deemed an A320 Group 3 Aircraft and Converted A321 Aircraft Credit Memoranda as set forth in Paragraph 2 of this Letter Agreement.

UNQUOTE

Exhibit 10.3

2	ASSIGNMENT

This Amended and Restated Letter Agreement No.1 to Amendment No. 17 and the rights and obligations of the Parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Amended and Restated Letter Agreement No.1 to Amendment No. 17 may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

3	CONFIDENTIALITY

This Amended and Restated Letter Agreement No.1 to Amendment No. 17 and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

4	GOVERNING LAW

THIS AMENDED AND RESTATED LETTER AGREEMENT NO. 1 TO AMENDMENT NO. 17 AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS THIS AMENDED AND RESTATED LETTER AGREEMENT NO. 1 TO AMENDMENT NO. 17.

5	COUNTERPARTS

This Amended and Restated Letter Agreement No.1 to Amendment No. 17 may be executed by the Parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

Exhibit 10.3

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Benoit de Saint-Exupery

Its: VP Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Edward M. Christie

Its: SVP and CFO

Exhibit 10.3

AMENDED AND RESTATED LETTER AGREEMENT NO. 3

TO

AMENDMENT NO. 17

As of April 27, 2016

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

RE: SUPPORT MATTERS

Dear Ladies and Gentlemen,

SPIRIT AIRLINES, INC. (the “Buyer”) and AIRBUS S.A.S. (legal successor to AVSA S.A.R.L.) (the “Seller”) have entered into the Airbus A320 Family Purchase Agreement dated as of May 5, 2004, as amended, supplemented or otherwise modified to and including the date hereof (the “Agreement”), which Agreement covers, among other things, the sale by the Seller and the purchase by the Buyer of certain Aircraft, under the terms and conditions set forth in said Agreement.

This amended and restated Letter Agreement No. 3 to Amendment No. 17 to the Agreement (hereinafter referred to as the “Amended and Restated Letter Agreement No. 3 to Amendment No. 17”) cancels and replaces the Letter Agreement No. 3 to Amendment No. 17 entered into between the Buyer and the Seller on August 21st, 2015.

The Buyer and the Seller have agreed to set forth in this Amended and Restated Letter Agreement No. 3 to Amendment No. 17 certain additional terms and conditions regarding the purchase and sale of the Aircraft. Capitalized terms used herein and not otherwise defined in this Amended and Restated Letter Agreement No. 3 to Amendment No. 17 will have the meanings assigned thereto in the Agreement. Except when used in quoted text, the terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amended and Restated Letter Agreement No. 3 to Amendment No. 17.

Both Parties agree that this Amended and Restated Letter Agreement No. 3 to Amendment No. 17 will constitute an integral, non-severable part of said Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amended and Restated Letter Agreement No. 3 to Amendment No. 17 will be governed by the provisions of said Agreement, except that if the Agreement and this Amended and Restated Letter Agreement No. 3 to Amendment No. 17 have specific provisions which are inconsistent, the specific provisions contained in this Amended and Restated Letter Agreement No. 3 to Amendment No. 17 will govern.

Exhibit 10.3

1	AMENDMENT

Appendix A-1 to Clause 16 of the Agreement is deleted in its entirety and replaced by the revised Appendix A-1 set forth hereto.

2	ASSIGNMENT

This Letter Agreement and the rights and obligations of the Parties will be subject to the provisions of Clause 20 of the Agreement; provided, however, this Letter Agreement may not be assigned by the Buyer under either Clause 20.3.3 or 20.3.4 without the express written consent of the Seller, which the Seller may withhold in its sole discretion.

3	CONFIDENTIALITY

This Amendment and the terms and condition hereof are subject to the terms and conditions of Clause 22.7 of the Agreement.

4	GOVERNING LAW

THIS LETTER AGREEMENT AND THE AGREEMENTS CONTEMPLATED HEREBY WILL BE GOVERNED BY AND CONSTRUED AND THE PERFORMANCE THEREOF WILL BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF CLAUSE 22.4 OF THE AGREEMENT.

IT IS AGREED THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS WILL NOT APPLY TO THIS AMENDMENT.

5	COUNTERPARTS

This Letter Agreement may be executed by the Parties hereto in separate counterparts, each of which when so executed shall be an original, but all such counterparts shall together constitute one and the same instrument. Such counterparts may be delivered via facsimile and/or electronic mail (provided that an original is subsequently delivered).

Exhibit 10.3

If the foregoing correctly sets forth your understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

Very truly yours,

AIRBUS S.A.S.

By: /s/ Christophe Mourey

Its: SVP Contracts

Accepted and Agreed,

SPIRIT AIRLINES, INC.

By: /s/ Edward M. Christie

Its: SVP and CFO

Exhibit 10.3

APPENDIX “A-1” TO CLAUSE 16

TRAINING ALLOWANCES

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of ninety-five (95) additional Aircraft made up of fifteen (15) A320 Group 3 Aircraft, fifteen (15) Converted A321 Aircraft, fifteen (15) A321 Amd 14 Aircraft, fifty (50) A320 NEO Aircraft, unless otherwise specified. For the purposes of this Appendix A-1, the defined term “Aircraft” is limited to the fifteen (15) A320 Group 3 Aircraft, fifteen (15) Converted A321 Aircraft, fifteen (15) A321 Amd 14 Aircraft and fifty (50) A320 NEO Aircraft.

The contractual training courses defined in this Appendix A-1 will be provided up to [***] last firmly ordered Aircraft delivered under this Agreement.

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A-1 will be provided by the Seller within a period starting [***] before and ending [***] after said Aircraft Delivery.

Any deviation to said training delivery schedule will be mutually agreed between the Buyer and the Seller.

1	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training

The Seller will provide to the Buyer [***] flight crew training (standard transition course) for [***] of the Buyer’s flight crews per firmly ordered A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft and [***] of the Buyer’s flight crews per firmly ordered A321 Amd 14 Aircraft.

The Seller will provide to the Buyer [***] of dry simulator time in consideration of the Buyer’s order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer [***] of dry simulator time in consideration of the Buyer’s order for firmly ordered A321 Amd 14 Aircraft.

1.2	Low Visibility Operations Training

The Seller will provide [***] Low Visibility Operations Training for [***] flight crews per firmly ordered A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft and [***] flight crews per firmly ordered A321 Amd 14 Aircraft.

Exhibit 10.3

1.3	Flight Crew Line Initial Operating Experience

The Seller will provide to the Buyer pilot Instructor (s) [***] for a period of [***] pilot instructor [***] in consideration of the Buyer’s order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer pilot Instructor (s) [***] for a period of [***] pilot instructor [***] in consideration of the Buyer’s order for A321 Amd 14 Aircraft.

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, the maximum number of pilot instructors present at any one time will be limited to [***] pilot instructors.

1.4	Type Specific Cabin Crew Training Course

The Seller will provide to the Buyer [***] type specific training for cabin crews for [***] of the Buyer’s cabin crew instructors, pursers or cabin attendants in consideration of the Buyer’s order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer [***] type specific training for cabin crews for [***] of the Buyer’s cabin crew instructors, pursers or cabin attendants in consideration of the Buyer’s order for A321 Amd 14 Aircraft.

1.5        Airbus Pilot Instructor Course (APIC)

The Seller will provide to the Buyer transition Airbus pilot instructor course(s) (APIC), for flight and synthetic instruction, [***] for the Buyer’s personnel [***] for [***] of the Buyer’s flight instructors in consideration of the Buyer’s order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer transition Airbus pilot instructor course(s) (APIC), for flight and synthetic instruction, [***] for the Buyer’s personnel [***] for [***] of the Buyer’s flight instructors in consideration of the Buyer’s order for A321 Amd 14 Aircraft.

APIC courses will be performed in groups of [***] trainees.

2	PERFORMANCE / OPERATIONS COURSE(S)

The Seller will provide to the Buyer [***] trainee days of performance / operations training [***] for the Buyer’s personnel in consideration of the Buyer’s order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

Exhibit 10.3

The Seller will provide to the Buyer [***] trainee days of performance / operations training [***] for the Buyer’s personnel in consideration of the Buyer’s order for A321 Amd 14 Aircraft.

3	MAINTENANCE TRAINING

3.1
The Seller will provide to the Buyer [***] trainee days of maintenance training [***] for the Buyer’s personnel in consideration of the Buyer’s order for A320 Group 3 Aircraft, Converted A321 Aircraft and NEO Aircraft.

The Seller will provide to the Buyer [***] trainee days of maintenance training [***] for the Buyer’s personnel in consideration of the Buyer’s order for A321 Amd 14 Aircraft.

3.2	The Seller will provide to the Buyer [***] Engine Run-up course.

4	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1
For instruction at the Seller’s Training Centers: [***] day of instruction for [***] trainee equals [***] trainee day. The number of trainees originally registered at the beginning of the course will be counted as the number of trainees to have taken the course.

4.2
For instruction outside of the Seller’s Training Centers: [***] day of instruction by [***] Seller Instructor equals the actual number of trainees attending the course or a minimum of [***] trainee days, except for structure maintenance training course(s).

4.3
For structure maintenance training courses outside the Seller’s Training Center(s), [***] day of instruction by [***] Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4
For practical training, whether on training devices or on aircraft, [***] day of instruction by [***] Seller Instructor equals the actual number of trainees attending the course or a minimum of [***] trainee days.